                                                                    EXHIBIT 4.18

                         REGISTRATION RIGHTS AGREEMENT



                           Dated as of May 28, 1999



                                 by and among



                          PACER INTERNATIONAL, INC.,


                                      and


                      MORGAN STANLEY & CO. INCORPORATED,


                         BT ALEX. BROWN INCORPORATED,


                    CREDIT SUISSE FIRST BOSTON CORPORATION


                                      and


                     CREDIT LYONNAIS SECURITIES (USA) INC.

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and
                                                    ---------
entered into as of May 28, 1999, by and among PACER INTERNATIONAL, INC., a Tennessee corporation (the "Company"), the companies named on Schedule A hereto
                            -------
and any company which later becomes a party hereto in accordance with this Agreement, as guarantors (collectively, the "Guarantors" and together with the
                                             ----------
Company, the "Issuers"), and MORGAN STANLEY & CO. INCORPORATED, BT ALEX. BROWN
              -------
INCORPORATED, CREDIT SUISSE FIRST BOSTON CORPORATION and CREDIT LYONNAIS SECURITIES (USA) INC. (collectively, the "Placement Agents").
                                          ----------------

          This Agreement is made pursuant to the Purchase Agreement dated May 24, 1999, by and among the Company, the Guarantors and the Placement Agents (the "Purchase Agreement"), which provides for the sale by the Company to the
 ------------------
Placement Agents of an aggregate of $150,000,000 principal amount of the Company's 11 3/4% Senior Subordinated Notes Due 2007 (the "Notes") and the
                                                           -----
guarantees thereof by the Guarantors (the "Guarantees" and together with the
                                           ----------
Notes, the "Securities").  The Securities are being issued pursuant to an
            ----------
indenture, dated as of the date hereof (the "Indenture"), among the Company, the
                                             ---------
Guarantors and Wilmington Trust Company, as trustee (the "Trustee").
                                                          -------

          In order to induce the Placement Agents to enter into the Purchase Agreement, the Issuers have agreed to provide to the Placement Agents and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

          1.   The parties hereby agree as follows:

          1.   Definitions.  As used in this Agreement, the following terms
               -----------
shall have the following meanings:

          Additional Interest:  See Section 4 hereof.
          -------------------

          Advice:  See the last paragraph of Section 5 hereof.
          ------

          affiliate:  An "affiliate" as such term is defined in Rule 405.
          ---------

          Agreement:  See the introductory paragraphs hereto.
          ---------

          Applicable Period:  See Section 2(b) hereof.
          -----------------

          Business Day:  Any day that is not a Saturday, Sunday or a day on
          ------------
which banking institutions in New York are authorized or required by law to be closed.

          Company:  See the introductory paragraphs hereto.
          -------

          Effectiveness Date:  The 180th day after the Issue Date; provided,
          ------------------                                       --------
however, that with respect to any Shelf Registration, the Effectiveness Date
-------
shall be the 60th day after the Filing Date with respect thereto.

          Effectiveness Period:  See Section 3(a) hereof.
          --------------------

          Event Date:  See Section 4(b) hereof.
          ----------

          Exchange Act:  The Securities Exchange Act of 1934, as amended, and
          ------------
the rules and regulations of the SEC promulgated thereunder.

          Exchange Notes:  See Section 2(a) hereof.
          --------------

          Exchange Offer:  See Section 2(a) hereof.
          --------------

          Exchange Offer Registration Statement:  See Section 2(a) hereof.
          -------------------------------------

          Filing Date:  (A) With respect to an Exchange Offer Registration
          -----------
Statement, the earlier of the date of the filing thereof with the SEC and the 120th day after the Issue Date, and (B) in each other case (which may be applicable notwithstanding the consummation of the Exchange Offer), the 60th day after the delivery (or, if earlier, the date of required delivery) of a Shelf Notice pursuant to Section 2(c) hereof.

          Guarantees:  See the introductory paragraphs hereto.
          ----------

          Guarantors:  See the introductory paragraphs hereto.
          ----------

          Holder:  Any holder of a Security.
          ------

          indemnified parties:  See Section 7(c) hereof.
          -------------------

          indemnifying parties:  See Section 7(c) hereof.
          --------------------

          Indenture:  See the introductory paragraphs hereto.
          ---------

          Information:  See Section 5(n) hereof.
          -----------

          Initial Shelf Registration:  See Section 3(a) hereof.
          --------------------------

          Inspectors:  See Section 5(n) hereof.
          ----------

          Issue Date:  May 28, 1999, the date of original issuance of the Notes.
          ----------

          NASD:  See Section 5(s) hereof.
          ----

          Notes:  See introductory paragraphs hereto.
          -----

          Offering Memorandum:  The final offering memorandum of the Company
          -------------------
dated May 24, 1999, in respect of the offering of the Securities.

          Participating Broker-Dealer:  See Section 2(b) hereof.
          ---------------------------

          Person:  An individual, trustee, corporation, partnership, limited
          ------
liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

          Placement Agents:  See the introductory paragraphs hereto.
          ----------------

          Private Exchange:  See Section 2(b) hereof.
          ----------------

          Private Exchange Notes:  See Section 2(b) hereof.
          ----------------------

          Prospectus:  The prospectus included in any Registration Statement
          ----------
(including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Purchase Agreement:  See the introductory paragraphs hereof.
          ------------------

          Records:  See Section 5(n) hereof.
          -------

          Registrable Notes:  Each Note upon its original issuance and at all
          -----------------
times subsequent thereto, each Exchange Note (and the related Guarantees) as to which Section 2(c)(iv) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note (and the related Guarantees) upon original issuance thereof and at all times subsequent thereto, until the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Note as to which Section 2(c)(iv) hereof is applicable, the Exchange Offer Registration Statement) covering such Note, Exchange Note or Private Exchange Note has been declared effective by the SEC and such Note (unless such Note was not tendered for exchange by the Holder thereof), Exchange Note or such Private Exchange Note (and the related Guarantees), as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Note has been exchanged pursuant to the Exchange Offer for an Exchange Note or Exchange Notes (and the related Guarantees) that may be resold without restriction under state and federal securities laws, (iii) such Note, Exchange Note or Private Exchange Note (and the related Guarantees), as the case may be, ceases to be outstanding for purposes of the Indenture, or (iv) such Note, Exchange Note or Private Exchange Note (and the related Guarantees), as the case may be, in the reasonable opinion of the Company, may be resold without restriction pursuant to Rule 144(k) under the Securities Act.

          Registration Default:  See Section 4(c).
          --------------------

          Registration Statement:  Any registration statement of the Company
          ----------------------
that covers any of the Notes, the Exchange Notes or the Private Exchange Notes (and the related Guarantees) filed with the SEC under the Securities Act, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144:  Rule 144 under the Securities Act.
          --------

          Rule 144A:  Rule 144A under the Securities Act.
          ---------

          Rule 405:  Rule 405 under the Securities Act.
          --------

          Rule 415:  Rule 415 under the Securities Act.
          --------

          Rule 424:  Rule 424 under the Securities Act.
          --------

          SEC:  The Securities and Exchange Commission.
          ---

          Securities:  See the introductory paragraphs hereto.  "Securities"
          ----------
shall include all Notes, Exchange Notes and Private Exchange Notes.

          Securities Act:  The Securities Act of 1933, as amended, and the rules
          --------------
and regulations of the SEC promulgated thereunder.

          Shelf Notice:  See Section 2(c) hereof.
          ------------

          Shelf Registration:  See Section 3(a) hereof.
          ------------------

          Subsequent Shelf Registration:  See Section 3(b) hereof.
          -----------------------------

          TIA:  The Trust Indenture Act of 1939, as amended.
          ---

          Trustee:  The trustee under the Indenture and the trustee (if any)
          -------
under any indenture governing the Exchange Notes and Private Exchange Notes (and the related Guarantees).

          underwritten registration or underwritten offering:  A registration in
          --------------------------------------------------
which securities of the Company are sold to an underwriter for reoffering to the public.

          Except as otherwise specifically provided, all references in this Agreement to acts, laws, statutes, rules, regulations, releases, forms, no-action letters and other regulatory requirements (collectively, "Regulatory
                                                                 ----------
Requirements") shall be deemed to refer also to any amendments thereto and all
------------
subsequent Regulatory Requirements adopted as a replacement thereto having substantially the same effect therewith.

          2.   Exchange Offer
               --------------

          (a) The Issuers shall file with the SEC, no later than the Filing Date, a Registration Statement (the "Exchange Offer Registration Statement") on
                                     -------------------------------------
an appropriate registration form with respect to a registered offer (the

"Exchange Offer") to exchange any and all of the Registrable Notes for a like
---------------
aggregate principal amount of notes (the "Exchange Notes") of the Company,
                                          --------------
guaranteed by the Guarantors on substantially the same terms as the Guarantees, that are identical in all material respects to the Securities, except that such notes shall contain no restrictive legend thereon, and which are entitled to the benefits of the Indenture or a trust indenture which is identical in all material respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with the TIA) and which, in either case, has been qualified under the TIA. The Exchange Offer shall comply with all applicable tender offer rules and regulations under the Exchange Act and other applicable law. The Issuers shall use their commercially reasonable efforts to (x) cause the Exchange Offer Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date,
(y) keep the Exchange Offer open for not less than 20 Business Days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders; and (z) consummate the Exchange Offer on or prior to the 35th day following the date on which the Exchange Offer Registration Statement is declared effective by the SEC. If, after the Exchange Offer Registration Statement is initially declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Notes thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, the Exchange Offer Registration Statement shall be deemed not to have become effective for purposes of this Agreement, unless such interference is cured within five Business Days.

          Each Holder (including, without limitation, each Participating Broker-Dealer (as defined)) who participates in the Exchange Offer will be required to represent to the Company, in writing (which may be contained in the applicable letter of transmittal) that: (i) any Exchange Notes acquired in exchange for Registrable Notes tendered are being acquired in the ordinary course of business of the Person receiving such Exchange Notes, whether or not such recipient is a Holder of Registrable Notes, (ii) at the time of the commencement of the Exchange Offer, neither such Holder nor, to the actual knowledge of such Holder, any other Person receiving Exchange Notes from such Holder has an arrangement or understanding with any Person to participate in the distribution of the Exchange Notes in violation of the provisions of the Securities Act, (iii) the Holder is not an affiliate of any Issuer, (iv) if such Holder is not a Participating Broker-Dealer, that it has not engaged in, and does not intend to engage in, the distribution of Exchange Notes, and (v) if such Holder is a Participating Broker-Dealer, such Holder acquired the Registrable Notes as a result of market-making activities or other trading activities and that it will comply with the applicable provisions of the Securities Act with respect to resale of any Exchange Notes.

          Upon consummation of the Exchange Offer in accordance with this
Section 2, the provisions of this Agreement shall continue to apply, mutatis
                                                                     -------
mutandis, solely with respect to Registrable Notes that are Private Exchange
--------
Notes, Exchange Notes as to which Section 2(c)(iv) hereof is applicable and Exchange Notes held by Participating Broker-Dealers, and the Company shall have no further obligation to register Registrable Notes (other than Private Exchange Notes and Exchange Notes as to which clause 2(c)(iv) hereof applies) pursuant to
Section 3 hereof.

          (b) The Company shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Placement Agents, which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a "Participating
                                                               -------------
Broker-Dealer").  Such "Plan of Distribution" section shall also expressly
-------------
permit, to the extent permitted by applicable policies and regulations of the SEC, the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including, to the extent permitted by applicable policies and regulations of the SEC, all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes in compliance with the Securities Act.

          In accordance with Section 5 hereof, the Issuers shall use their commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be law-
fully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act during the period required by the Securities Act for use in connection with any resale of Exchange Notes; provided that such period shall
                                                 --------
not exceed 180 days after consummation of the Exchange Offer (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").
 -----------------

          If, prior to consummation of the Exchange Offer, any Placement Agent holds any Notes acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Exchange Offer, the Company, upon the request of any such Holder, shall simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to any such Holder, in exchange (the "Private Exchange") for such Notes held by
                                      ----------------
any such Holder, a like principal amount of notes (the "Private Exchange Notes")
                                                        ----------------------
of the Company, guaranteed by the Guarantors on substantially similar terms as the Guarantees, that are identical in all material respects to the Exchange Notes except for the placement of a restrictive legend on such Private Exchange Notes. The Private Exchange Notes shall be issued pursuant to the same indenture as the Exchange Notes and bear the same CUSIP number as the Exchange Notes. All of the Securities shall vote and consent together on all matters as one class, and none of the Notes, the Exchange Notes or the Private Exchange Notes will have the right to vote or consent as a separate class on any matter.

          In connection with the Exchange Offer, the Company shall:

          (1) mail, or cause to be mailed, to each Holder of record entitled to participate in the Exchange Offer a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (2) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (3) permit Holders to withdraw tendered Registrable Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer remains open; and

          (4) otherwise comply in all material respects with all applicable laws, rules and regulations.

          As soon as practicable after the close of the Exchange Offer and the Private Exchange, if any, the Company shall:

          (1) accept for exchange all Registrable Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer and the Private Exchange, if any;

          (2) deliver to the Trustee for cancellation all Registrable Notes so accepted for exchange; and

          (3) cause the Trustee to authenticate and deliver promptly to each Holder of Registrable Notes tendered for exchange, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Registrable Notes of such Holder so accepted for exchange; provided,
                                                                    --------
     that in the case of any Registrable Notes held in global form by a depositary, authentication and delivery to such depositary of one or more Exchange Notes in global form in an equivalent principal amount thereto for the account of such Holders in accordance with the Indenture (or the indenture described in Section 2(a) hereof) shall satisfy such authentication and delivery requirement.

          The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than that (i) the Exchange Offer or Private Exchange, as the case may be, does not violate applicable law or any applicable interpretation of the staff of the SEC, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency with respect to the Exchange Offer or the Private Exchange, and no material adverse development shall have occurred with respect to the Company, (iii) all governmental approvals shall have been obtained, which approvals the Company deems necessary for the consummation of the Exchange Offer or Private Exchange,
(iv) the conditions precedent to the Company's obligations under this Agreement shall have been fulfilled and (v) such other conditions as shall be agreed upon by the Company and the Placement Agents.

          (c) If (i) because of any change in law or in currently prevailing interpretations of the staff of the SEC, the Issuers are not permitted to effect the Exchange Offer, (ii) the Exchange Offer is not consummated on or prior to the 210th day after the Issue Date, (iii) any holder of Private Exchange Notes so requests in writing to the Company, on or prior to the 60th day after the consummation of the Exchange Offer, or (iv) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of any of the Issuers or as an "underwriter" within the meaning of the Securities Act) and such Holder so requests by written notice to the Company on or prior to the 60th day after the consummation of the Exchange Offer, then in the case of each of clauses (i) to and including (iv) of this sentence, the Issuers shall promptly (and in any event within 20 days after the occurrence of any of the events described in such clauses (i) to and including (iv)) deliver to the Holders and the Trustee written notice thereof (the "Shelf Notice") and the Issuers shall file a Shelf
                     ------------
Registration pursuant to Section 3 hereof.

          3.   Shelf Registration
               ------------------

          If at any time a Shelf Notice is delivered or required to be delivered as contemplated by Section 2(c) hereof, then:

          (a)  Initial Shelf Registration. The Issuers shall file with the SEC a
               --------------------------
Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes not exchanged in the Exchange Offer, Private Exchange Notes and Exchange Notes as to which Section 2(c)(iv) is applicable (the "Initial Shelf Registration"). The Issuers shall use their
                 --------------------------
commercially reasonable efforts to file with the SEC the Initial Shelf Registration on or before the applicable Filing Date. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Notes to be included in the Initial Shelf Registration or any Subsequent Shelf Registration.

          In accordance with Section 5 hereof, the Issuers shall use their commercially reasonable efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the applicable Effectiveness Date and to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is two years from the later of the Issue Date and the date which is two years after the date on which any affiliate of the Company ceased to hold Registrable Notes (the "Effectiveness Period") or such shorter period ending on the earliest to occur
---------------------
of (i) all Registrable Notes covered by the Initial Shelf Registration being sold in the manner set forth and as contemplated in the Initial Shelf Registration, (ii) a Subsequent Shelf Registration covering all of the Registrable Notes covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration being declared effective under the Securities Act, or (iii) the date on which, in the written opinion of counsel to the Company, all outstanding Registrable Notes held by Persons that are not affiliates of the Company may be resold without registration under the Securities Act pursuant to Rule 144(k) under the Securities Act.

          (b)  Subsequent Shelf Registrations. If the Initial Shelf Registration
               ------------------------------
or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the Registrable Notes registered thereunder), the Issuers shall use their commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend the Initial Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Notes covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration (each, a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed,
 -----------------------------
the Issuers shall use their commercially reasonable efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such subsequent Shelf Registration continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously continuously effective. As used herein the term "Shelf Registration" means the
                                                 ------------------
Initial Shelf Registration and any Subsequent Shelf Registration.

          (c)  Supplements and Amendments. The Company shall promptly supplement
               --------------------------
and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or by any underwriter of such Registrable Notes.

          (d)  Provision by Holders of Certain Information in Connection with
               --------------------------------------------------------------
the Shelf Registration. No Holder of Registrable Notes may include any of its
----------------------
Registrable Notes in any Shelf Registration unless and until such Holder furnishes to the Company, in writing within 30 days after receipt of a request therefor, the information specified in Items 507 and 508 (as applicable) of Regulation S-K under the Securities Act and any other applicable rules, regulations or policies of the SEC for use in connection with any Shelf Registration or Prospectus included therein, on a form to be provided by the Company. No Holder of Registrable Notes shall be entitled to Additional Interest pursuant to Section 4 hereof unless and until such Holder shall have provided all such information. Each selling Holder agrees to furnish promptly to the Company additional information to be disclosed so that the information previously furnished to the Company by such Holder does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          4.   Additional Interest
               -------------------

          (a) The Issuers and the Placement Agents agree that the Holders will suffer damages if the Issuers fail to fulfill their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuers, jointly and severally, agree to pay, as liquidated damages and as the sole and exclusive remedy of the Holders should the Issuers fail to fulfill their obligations under Section 2 or Section 3 hereof, additional interest on the Securities ("Additional Interest ") under the circumstances and to the extent
             -------------------
set forth below (each of which shall be given independent effect):

          (i) if (A) neither the Exchange Offer Registration Statement nor the Initial Shelf Registration has been filed on or prior to the 120th day after the Issue Date or (B) notwithstanding that the Issuers have consummated or will consummate the Exchange Offer, the Issuers are required to file a Shelf Registration and such Shelf Registration is not filed on or prior to the Filing Date applicable thereto, then, commencing on the day after any such Filing Date, Additional Interest shall accrue on the principal amount of the Securities at a rate of 0.25% per annum for the first 90 days immediately following each such Filing Date, and such Additional Interest rate shall increase by an additional 0.25% per annum at the beginning of each subsequent 90-day period, or

          (ii) if (A) neither the Exchange Offer Registration Statement nor the Initial Shelf Registration is declared effective by the SEC on or prior to the 180th day after the Issue Date or (B) notwithstanding that the Issuers have consummated or will consummate the Exchange Offer, the Issuers are required to file a Shelf Registration and such Shelf Registration is not declared effective by the SEC on or prior to the Effectiveness Date in respect of such Shelf Registration, then, commencing on the day after such Effectiveness Date, Additional Interest shall accrue on the principal amount of the Securities at a rate of 0.25% per annum for the first 90 days immediately following the day after such Effectiveness Date, and such Additional Interest rate shall increase by an additional 0.25% per annum at the beginning of each subsequent 90-day period, or

          (iii) if (A) the Company has not exchanged Exchange Notes for all Securities validly tendered in accordance with the terms of the Exchange Offer on or prior to the 210th day after the Issue Date or (B) if applicable, a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period, then Additional Interest shall accrue on the principal amount of the Securities at a rate of 0.25% per annum for the first 90 days commencing on (x) the 211th day after the Issue Date with respect to Notes validly tendered and not exchanged by the Company, in the case of
     (A) above, or (y) the day such Shelf Registration ceases to be effective in the case of (B) above, and such Additional Inter-est rate shall increase by an additional 0.25% per annum at the beginning of each such subsequent 90-day period (it being understood and agreed that, notwithstanding any provision to the contrary, so long as any Note that is the subject of a Shelf Notice is then covered by an effective Shelf Registration, no Additional Interest shall accrue on such Note);

provided, however, that the Additional Interest rate on the Securities may not
--------  -------
exceed at any one time in the aggregate 1.00% per annum; provided, further,
                                                         --------  -------
however, that in no event shall the Company be obligated to pay Additional
-------
Interest under more than one of the clauses in this Section 4(a) at any one time; provided, further, however, that (1) upon the filing of the applicable
      --------  -------  -------
Exchange Offer Registration Statement or the applicable Shelf Registration as required hereunder (in the case of clause (i) above of this Section 4(a)), (2) upon the effectiveness of the Exchange Offer Registration Statement or the applicable Shelf Registration as required hereunder (in the case of clause (ii) of this Section 4(a)), or (3) upon the exchange of the applicable Exchange Notes for all Securities validly tendered (in the case of clause (iii)(A) of this Section 4(a)), or upon the effectiveness of the applicable Shelf Registration which had ceased to remain effective (in the case of clause (iii)(B) of this Section 4(a)), Additional Interest on the Securities in respect of which such events relate as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

          (b)  Notification of Trustee.  The Company shall notify the Trustee
               -----------------------
within three Business Days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date").
                                                                 ----------
Any amounts of Additional Interest due pursuant to (a)(i), (a)(ii) or (a)(iii) of this Section 4 will be payable in cash on the dates, and to the Persons, to whom interest on the Securities is payable. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the outstanding Securities, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

          (c)  Suspension of Additional Interest for Good Cause.  Additional
               ------------------------------------------------
Interest shall not accrue with respect to an event listed in Sections 4(a)(i)(B), (ii)(B) and (iii)(B) hereof (each, a "Registration Default") if (i)
                                                  --------------------
such Registration Default under Section 4(a)(iii)(B) hereof occurs because of the filing of a post-effective amendment to such Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus, (ii) such Registration Default occurs because of the occurrence of other material events or developments with respect to the Com-
pany that would need to be described in such Registration Statement or the related Prospectus, and the effectiveness of such Registration Statement is reasonably required to be suspended while such Registration Statement and related Prospectus are amended or supplemented to reflect such events or developments, (iii) such Registration Default results from the suspension of the effectiveness of such Registration Statement because of the existence of material events or developments with respect to the Company or any of its affiliates, the disclosure of which the Company determines in good faith would have a material adverse effect on the business, operations or prospects of the Company, or (iv) such Registration Default results from the suspension of the effectiveness of such Registration Statement because the Company does not wish to disclose publicly a pending material business transaction that has not yet been publicly disclosed; provided, however, that if any such Registration
                         --------  -------
Default exists and continues on more than an aggregate of 60 days in any calendar year, Additional Interest shall accrue and be payable in accordance with Sections 4(a) and 4(b) hereof from the 61st day on which any such Registration Default exists, and they shall continue to accrue until the date on which such Registration Default is cured.

          5.   Registration Procedures
               -----------------------

          In connection with the filing of any Registration Statement pursuant to Section 2 or 3 hereof, the Issuers shall effect such registrations to permit the sale of the Securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuers hereunder, the Issuers shall:

          (a) Prepare and file with the SEC on or prior to the applicable Filing Date, a Registration Statement or Registration Statements as required by Section 2 or 3 hereof, and use their commercially reasonable efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if
                                  ------  --------

               (1)  such filing is pursuant to Section 3 hereof, or

               (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto and from whom the Company has received written notice that it will be a Participating Broker-Dealer in the Exchange Offer, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Notes included in such Registration Statement (with respect to a Registration Statement filed pursuant to Section 3 hereof) or each such Participating Broker-Dealer (with respect to any such Registration Statement), as the case may be, their counsel and the managing underwriter or underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five days prior to such filing, or such later date as is reasonable under the circumstances). The Issuers shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Notes included in such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriter or underwriters, if any, shall reasonably object on a timely basis, except for any Registration Statement or amendment thereto or related Prospectus or supplement thereto (a copy of which has been previously furnished as provided in the preceding sentence) which counsel to the Company has advised the Company in writing is required to be filed in order to comply with applicable law.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Shelf Registration or Exchange Offer Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, respectively, and in any case, except for such periods as to which Additional Interest does not accrue pursuant to Section 4(c) hereof, cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424; and comply with the provisions of the Securities Act and the Exchange Act applicable to each of them with respect to the disposition of all Securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus. The Issuers shall be deemed not to have used their commercially reasonable efforts to keep a Registration Statement effective during the Effectiveness Period or the Applicable Period, as the case may be, relating thereto if any Issuer knowingly takes any action that would result in selling Holders of the Registrable Notes covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period unless such action is required by applicable law or permitted by this Agreement.

          (c)  If

               (1) a Shelf Registration is filed pursuant to Section 3 hereof, or

               (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto from whom the Company has received written notice that it will be a Participating Broker-Dealer in the Exchange Offer, notify the selling Holders of Registrable Notes (with respect to a Shelf Registration filed pursuant to Section 3 hereof), or each such Participating Broker-Dealer (with respect to any such Registration Statement), as the case may be, their counsel and the managing underwriter or underwriters, if any, promptly (but in any event within one business day), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Company, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules thereto, documents incorporated or deemed to be incorporated therein by reference and exhibits thereto), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any Prospectus or preliminary Prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or resales of Exchange Notes by Participating Broker-Dealers the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 5(m) hereof cease to be true and correct in all material respects, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's determination that a post-effective amendment to a Registration Statement would be necessary or appropriate except, in the case of clauses (iii), (iv), (v) and (vi), with respect to any event, development or transaction permitted to be kept confidential without the accrual of Additional Interest under Section 4(c)(iii) hereof, the Company shall not be required to describe such event, development or transaction in the written notice provided.

          (d)  If

               (1) a Shelf Registration is filed pursuant to Section 3 hereof, or

               (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use their commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use their commercially reasonable efforts to obtain the withdrawal of any such order at the earliest practicable moment.

          (e) If a Shelf Registration is filed pursuant to Section 3 and if requested during the Effectiveness Period by the managing underwriter or underwriters (if any), the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering or any Participating Broker-Dealer, (i) as promptly as practicable incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders, any Participating Broker-Dealer or counsel for any of them reasonably request to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment.

          (f)  If

               (1) a Shelf Registration is filed pursuant to Section 3 hereof, or

               (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes (with respect to a Shelf Registration filed pursuant to Section 3 hereof) and to each such Participating Broker-Dealer who so requests (with respect to any such Registration Statement) and to their respective counsel and each managing underwriter (if any) at the sole expense of the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules thereto, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits thereto.

          (g)  If

               (1) a Shelf Registration is filed pursuant to Section 3 hereof, or

               (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes (with respect to a Shelf Registration filed pursuant to Section 3 hereof), or each such Participating Broker-Dealer (with respect to any such Registration Statement), as the case may be, their respective counsel, and the managing underwriter or underwriters, if any, at the sole expense of the Company, as many copies of the Prospectus or Prospectuses (including each form of preliminary Prospectus) and each amendment or supplement thereto and any documents incorporated therein by reference as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Issuers hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating

     Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Securities during the Applicable Period, use their commercially reasonable efforts to register or qualify, and to cooperate with the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters (if any) and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer or the managing underwriter or underwriters (if any) reasonably request in writing;

     provided, however, that where Securities held by Participating Broker-
     --------  -------
     Dealers or Registrable Notes are offered other than through an underwritten offering, the Company agrees to cause its counsel to perform Blue Sky investigations, and the Issuers agree to file registrations and qualifications required to be filed pursuant to this Section 5(h), keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Securities held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided, further, that none of the
                                            --------  -------
     Issuers shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject, or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters (if any) to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations (subject to applicable requirements contained in the Indenture or the indenture under which the Registrable Notes were issued) and registered in such names as the managing underwriter or underwriters (if any) or Holders may request.

          (j) Subject to the last proviso in (h) above, use their commercially reasonable efforts to cause the Registrable Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Notes, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

          (k)  If

               (1) a Shelf Registration is filed pursuant to Section 3 hereof, or

               (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof (except with respect to any event, development or transaction permitted to be kept confidential without the accrual of Additional Interest under Section 4(c)(iii) hereof for the period during which such Additional Interest does not accrue), as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder (with respect to a Shelf Registration filed pursuant to Section 3 hereof) or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer (with respect to any such Registration Statement), any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company shall not be required to amend or supplement a Registration Statement, any related Prospectus or any document incorporated or deemed to be incorporated therein by reference in the event that, and for a period not to exceed an aggregate of 60 days in any calendar year if
     (i) an event occurs and is continuing as a result of which the Shelf Registration, any related Prospectus or any document incorporated or deemed to be incorporated therein by reference, would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading (with respect to such a Prospectus only, in the light of the circumstances under which they were made), and (ii) (a) the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company, or (b) the disclosure otherwise relates to a pending material business transaction that has not yet been publicly disclosed.

          (l) Prior to the effective date of the first Registration Statement relating to the Securities, (i) provide the Trustee with certificates for the Exchange Notes and the Private Exchange Notes in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Exchange Notes and the Private Exchange Notes.

          (m) In connection with any underwritten offering of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Securities in form and substance reasonably satisfactory to the Company, and take all such other actions as are reasonably requested by the managing underwriter or underwriters (if any) in order to expedite or facilitate the registration or the disposition of such Registrable Notes, and in such connection (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company and the subsidiaries of the Company (including any acquired business, properties or entity, if applicable), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated therein by reference, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Securities, and confirm the same in writing if and when requested in form and substance reasonably satisfactory to the underwriters; (ii) obtain the written opinions of counsel to the Company and written updates thereof in form, scope and substance reasonably satisfactory to the underwriters, addressed to the underwriters covering the matters customarily covered in opinions reasonably requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters;
     (iii) obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the underwriters from the independent public accountants of the Company (and, if necessary, any other independent public accountants of the Company, any subsidiary of the Company or of any business acquired by the Company, for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt securities similar to the Securities and such other matters as reasonably requested by the underwriters as permitted by the Statement on Auditing Standards

     No. 72; and (iv) if an underwriting agreement is entered into, include in such underwriting agreement indemnification provisions and procedures no less favorable to the sellers and underwriters, if any, than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the underwriters (if any). The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (n)  If

               (1) a Shelf Registration is filed pursuant to Section 3 hereof, or

               (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold (with respect to a Shelf Registration filed pursuant to
     Section 3 hereof), or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer (with respect to any such Registration Statement), as the case may be, or underwriter (collectively, the "Inspectors"), upon written request,
                                            ----------
     at the offices where normally kept, during reasonable business hours, all pertinent financial and other records, pertinent corporate documents and pertinent instruments of the Company and subsidiaries of the Company (collectively, the "Records"), as shall be reasonably necessary to enable
                         -------
     them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and any of its subsidiaries to supply all information ("Information") reasonably requested
                                              -----------
     by any such Inspector in connection with such due diligence responsibilities. Each Inspector shall agree in writing that it will keep the Records and Information confidential and that it will not disclose any of the Records that the Company determines, in good faith, to be confidential and notifies the Inspectors in writing are confidential unless
     (i) the disclosure of such Records or Information is necessary to avoid or correct a material misstatement or material omission in such Registration Statement or Prospectus, (ii) the release of such Records or Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) the information in such Records or Information has been made generally available to the public other than by an Inspector or an affiliate of an Inspector; provided, however that prior notice shall be
                                   --------
     provided as soon as practicable to
     the Company of the potential disclosure of any information by such Inspector pursuant to clause (i) or (ii) of this sentence in order to permit the Company to obtain a protective order (or waive the provisions of this paragraph (n)).

          (o) Provide a trustee for the Exchange Notes and the Private Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Exchange Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Securities, to effect such changes (if any) to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their commercially reasonable efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

          (p) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders with regard to any applicable Registration Statement, a consolidated earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any fiscal quarter (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (q) Upon consummation of the Exchange Offer or a Private Exchange, obtain an opinion or opinions of counsel to the Issuers, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Securities participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Notes or Private Exchange Notes, as the case may be, the related Guarantees and the relevant indenture constitute legal, valid and binding obligations of the Company and/or the Guarantors, as applicable, enforceable against each of them in accordance with their respective terms, subject to customary exceptions and qualifications.

          (r) If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Company (or to such other

     Person as directed by the Company), in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Company shall mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being canceled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

          (s) Reasonably cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").
                                                   ----

          (t) Use their commercially reasonable efforts to take all other steps reasonably necessary to effect the registration of the Exchange Notes and/or Registrable Notes covered by a Registration Statement contemplated hereby.

          The Company may require each seller of Registrable Notes as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Notes as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Notes of any seller so long as such seller fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

          If any such Registration Statement refers to any holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          Each Holder of Registrable Notes agrees by its acquisition of such Registrable Notes, and each Participating Broker-Dealer agrees by its acquisition of Registrable Notes or

Exchange Notes to be sold by such Participating Broker-Dealer that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v) or 5(c)(vi) hereof, such Holder or Participating Broker-Dealer will forthwith discontinue disposition of the Securities covered by such Registration Statement or Prospectus until such Holder or Participating Broker-Dealer receives copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable
                 ------
Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event that the Company shall give any such notice, the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

          6.   Registration Expenses
               ---------------------

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers (other than any underwriting discounts or commissions) shall be borne by the Company, whether or not the Exchange Offer Registration Statement or any Shelf Registration is filed or becomes effective or the Exchange Offer is consummated, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) reasonable fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel in connection with Blue Sky qualifications of the Securities and determination of the eligibility of the Securities for investment under the laws of such jurisdictions within the United States (x) where the Holders are located, in the case of the Exchange Notes, or (y) as provided in
Section 5(h) hereof, in the case of Securities to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including without limitation, expenses of printing certificates for Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter or underwriters (if any), or is reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or by any Participating Broker-Dealer in respect of Securities to be sold during the Applicable Period, as the case may be, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and, in case of a Shelf Registration, reasonable fees and disbursements of one special counsel for all of the sellers of Registrable Notes (exclusive of any counsel retained pursuant to Section 7 hereof), subject to Section 6(b) hereof, (v) fees and disbursements of all independent certified public accountants referred to in Section 5(m)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Company desires such insurance, (vii) fees and expenses of all other Persons retained by the Company, including, without limitation, the Trustee, (viii) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties),
(ix) the expense of any annual audit, (x) any fees and expenses incurred in connection with the listing of the Securities to be registered on any securities exchange, and the obtaining of a rating of the Securities, in each case, if applicable, and (xi) the expenses relating to printing, word processing and distributing all Registration Statements. The Holders shall be responsible for all of their other out-of-pocket expenses incurred in connection with the registration of the Registrable Notes. The Issuers shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of any Registrable Notes.

          (b) In connection with any Shelf Registration hereunder, the Company shall reimburse the Holders of the Registrable Notes being registered in such registration for the reasonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in aggregate principal amount of the Registrable Notes to be included in such Registration Statement. The Holders shall be responsible for all of their other out-of-pocket expenses incurred in connection with their registration of the Registrable Notes. The Issuers shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of any Registrable Notes.

          7.   Indemnification
               ---------------

          (a) The Company agrees to indemnify and hold harmless each Holder participating in a registration hereunder and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, and each Person, if any, who controls any such Holder or Participating Broker-Dealer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, any such Holder or Participating Broker-Dealer, from and against all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any such Holder or Participating Broker-Dealer or any such controlling or affiliated Person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto), including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supple-
ments thereto to such Holder or Participating Broker-Dealer), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however,
                                                          --------  -------
that the Company will not be so liable (i) insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Holder furnished to the Company in writing by or on behalf of any selling Holder expressly for use therein or (ii) insofar as such losses, claims, damages or liabilities were caused by an untrue statement or omission that was contained or made in any preliminary Prospectus and corrected in the Prospectus or any amendment or supplement thereto if (x) the Prospectus does not contain any other untrue statement or omission of a material fact that was the subject matter of the related proceeding, (y) any such losses, claims, damages or liabilities resulted from an action, claim or suit by any Person who purchased Registrable Notes or Exchange Notes which are the subject thereof from the indemnified party (as defined) and (z) it is established in the related proceeding that such indemnified party failed to deliver or provide a copy of the Prospectus (as so amended or supplemented, if applicable) to such Person with or prior to the confirmation of the sale of such Registrable Notes or Exchange Notes to such Person if required by applicable law, unless such failure to deliver or provide a copy of such Prospectus (as so amended or supplemented, if applicable) was a result of non-compliance by the Company with Section 5 hereof. In connection with any underwritten offering, the Company will also indemnify the underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders and the Participating Broker-Dealers, if requested in connection with any Registration Statement.

          (b) Each Holder participating in a registration hereunder and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, agrees, severally and not jointly, to indemnify and hold harmless the Company and the other Holders and Participating Broker-Dealers, and each of their respective directors, officers who sign the Registration Statement and each Person, if any, who controls the Company and any other Holder or Participating Broker-Dealer within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Holders and the Participating Broker-Dealers, but only with reference to information relating to such Holder furnished to the Company in writing by or on behalf of such Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or paragraph (b) above, such Person (the "indemnified party") shall promptly notify the Person against whom such
 -----------------
indemnity may be sought (the "indemnifying party") in writing and the
                              ------------------
indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel and the indemnifying party has agreed to pay the fees and expenses of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm engaged in accordance with clause (ii) of the preceding sentence (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred upon written request and presentation of invoices. In any case involving the Placement Agents and Persons who control the Placement Agents, such firm shall be designated in writing by the Placement Agents. In any other case involving the Holders and such Persons who control Holders, such firm shall be designated in writing by a majority of affected Holders (measured in terms of the principal amount of outstanding Securities). In all other cases, such firm shall be designated by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final non-appealable judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party for such fees and expenses of counsel in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) If the indemnification provided for in paragraph (a) or paragraph
(b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective principal amount of Registrable Notes of such Holder that were registered pursuant to a Registration Statement.

          (e) The Company and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata
                                                                        --- ----
allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Notes were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          The indemnity and contribution provisions contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agree-ment, (ii) any investigation made by or on behalf of any Participating Broker-Dealer, any Holder or any Person controlling any Participating Broker-Dealer or any Holder, or by or on behalf of the Company, its officers or directors or any Person controlling the Company, (iii) acceptance of any of the Exchange Notes and (iv) any sale of Registrable Notes pursuant to a Shelf Registration.

          8.   Rules 144 and 144A
               ------------------

          Each of the Issuers covenants and agrees that it will file the reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Exchange Act and, if at any time the Issuers are not required to file such reports, the Issuers will, upon the request of any Holder or beneficial owner of Registrable Notes, make available such information necessary to permit sales pursuant to Rule 144A. Each of the Issuers further covenants and agrees for so long as any Registrable Notes remain outstanding that it will take such further action as any Holder of Registrable Notes may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Notes without registration under the Securities Act within the limitation of the exemptions provided by Rule 144(k) under the Securities Act and Rule 144A.

          9.   Underwritten Registrations
               --------------------------

          If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering and will be reasonably acceptable to the Issuers and such Holders shall be responsible for all underwriting discounts and commissions in connection therewith.

          No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          10.  Miscellaneous
               -------------

          (a)  No Inconsistent Agreements.  None of the Issuers has, as of the
               --------------------------
date hereof, and none of the Issuers shall, after the date of this Agreement, enter into any agree-ment with respect to any of its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any of the Issuers' other issued and outstanding securities under any such agreements. None of the Issuers will enter into any agreement with respect to any of its securities which will grant to any Person piggyback registration rights with respect to any Registration Statement.

          (b) Adjustments Affecting Registrable Notes. None of the Issuers
              ---------------------------------------
shall, directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

          (c) Amendments and Waivers.  The provisions of this Agreement may not
              ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (I) the Company, and (II)(A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes and (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Notes held by all Participating Broker-Dealers; provided, however, that Section 7 and this Section 10(c) may not
--------  -------
be amended, modified or supplemented without the prior written consent of each Holder, each Placement Agent, and each Participating Broker-Dealer (including any person who was a Holder or Participating Broker-Dealer of Registrable Notes or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement) affected by any such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold pursuant to such Registration Statement.

          (d) Notices.  All notices and other communications (including, without
              -------
limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

          (i) if to a Holder or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture;

          (ii)     if to the Company, at the following address:

                   Pacer International, Inc.
                   3746 Mt. Diablo Blvd.
                   Suite 110
                   Lafayette, CA  94549
                   Attention: Donald C. Orris
                   Telecopy:  (925) 299-1939

          with a copy to:

                   Dewey Ballantine LLP

                   1301 Avenue of the Americas
                   New York, New, York 10019
                   Attention: Morton A. Pierce, Esq.
                              Douglas L. Getter, Esq.
                   Telecopy:  (212) 862-1093

          (iii)  If to a Placement Agent, at the following address:

                   c/o Morgan Stanley & Co. Incorporated

                   1585 Broadway
                   New York, NY 10036
                   Attention:  Joel Feldmann
                   Telecopy:  (212) 761-0358

          with a copy to:

                   Cahill Gordon & Reindel

                   80 Pine Street
                   New York, NY 10005
                   Attention:  John A. Tripodoro, Esq.
                   Telecopy:  (212) 269-5420

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier, and when receipt is acknowledged by the addressee, if sent by facsimile.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in the Indenture.

          (e) Successor and Assigns. This Agreement shall inure to the benefit
              ---------------------
of and be binding upon the successors and assigns of each of the parties hereto, the Holders and the Participating Broker-Dealers.

          (f) Counterparts. This Agreement may be executed in any number of
              ------------
counterparts, and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings. The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (h) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (i) Severability. If any term, provision, covenant or restriction of
              ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j) Securities Held by the Company or Its Affiliates. Whenever the
              ------------------------------------------------
consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Company or its affiliates shall not be counted in determining whether such consented approval was given by the Holders of such required percentage.

          (k) Third-Party Benificiaries. Holders of Registrable Notes and
              -------------------------
Participating Broker-Dealers are intended third-party beneficiaries of this Agreement, and this Agreement may be enforced by such Persons.

          (l) Entire Agreement. This Agreement, together with the Purchase
              ----------------
Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Holders on the one hand and the Company on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       Company

                                       PACER INTERNATIONAL, INC.

                                       By: /s/ Donald C. Orris
                                           _____________________________________
                                           Name: Donald C. Orris
                                           Title: Chairman, President and Chief
                                                   Executive Officer

                                       Guarantors

                                       PACER LOGISTICS, INC.
                                       CROSS CON TRANSPORT, INC.
                                       CROSS CON TERMINALS, INC.
                                       PACIFIC MOTOR TRANSPORT COMPANY
                                       PACER EXPRESS, INC.
                                       PACER INTEGRATED LOGISTICS, INC.
                                       PLM ACQUISITION CORPORATION
                                       INTERSTATE CONSOLIDATION SERVICE, INC.
                                       INTERSTATE CONSOLIDATION, INC.
                                       MANUFACTURERS CONSOLIDATION
                                           SERVICE, INC.
                                       INTERMODAL CONTAINER SERVICE, INC.
                                       LEVCON, INC.
                                       MANUFACTURERS CONSOLIDATION SERVICE
                                           OF CANADA, INC.
                                       KEYSTONE TERMINALS ACQUISITION CORP.


                                       By: /s/ Lawrence C. Yarberry
                                           _____________________________________
                                           Name: Lawrence C. Yarberry
                                           Title: Executive Vice President

                                       PACER INTERNATIONAL RAIL SERVICES LLC
                                       PACER INTERNATIONAL CONSULTING LLC
                                       PACER RAIL SERVICES LLC

                                       By: PACER LOGISTICS, INC.,
                                           as Manager

                                       By: /s/ Lawrence C. Yarberry
                                           _____________________________________
                                           Name: Lawrence C. Yarberry
                                           Title: Executive Vice President

Confirmed and accepted as of
 the date first above written

MORGAN STANLEY & CO. INCORPORATED

By: /s/ Clifton E. Strain
    ________________________
    Name: Clifton E. Strain
    Title: Principal

BT ALEX. BROWN INCORPORATED

By: /s/ Bruce Tully
    ________________________
    Name: Bruce Tully
    Title: Managing Director

CREDIT SUISSE FIRST BOSTON CORPORATION

By: /s/ Jeffrey C. Home
    ________________________
    Name: Jeffrey C. Home
    Title: Director

CREDIT LYONNAIS  SECURITIES (USA) INC.

By: /s/ David C. Travis
    ________________________
    Name: David C. Travis
    Title: Managing Director

                                  Schedule A
                                  ----------

Guarantors
----------

PACER LOGISTICS, INC.
CROSS CON TRANSPORT, INC.
CROSS CON TERMINALS, INC.
PACER INTERNATIONAL RAIL SERVICES LLC
PACER INTERNATIONAL CONSULTING LLC
PACER RAIL SERVICES LLC
PACIFIC MOTOR TRANSPORT COMPANY
PACER EXPRESS, INC.
PACER INTEGRATED LOGISTICS, INC.
PLM ACQUISITION CORPORATION
INTERSTATE CONSOLIDATION SERVICE, INC.
INTERSTATE CONSOLIDATION, INC.
MANUFACTURERS CONSOLIDATION SERVICE, INC.
INTERMODAL CONTAINER SERVICE, INC.
LEVCON, INC.
MANUFACTURERS CONSOLIDATION SERVICE OF CANADA, INC.
KEYSTONE TERMINALS ACQUISITION CORP.